(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
August 31, 2001


Merrill Lynch
High Income
Municipal
Bond Fund, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
High Income
Municipal Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



Merrill Lynch High Income Municipal Bond Fund, Inc.


DEAR SHAREHOLDER

For the year ended August 31, 2001, Merrill Lynch High Income Municipal Bond Fund, Inc. earned $0.539 per share income dividends. This represents a net annualized yield of 5.66%, based on a month-end per share net asset value of $9.52. During the same period, the Fund's total investment return was +6.79%, based on a change in per share net asset value from $9.45 to $9.52, and assuming reinvestment of $0.551 per share income dividends.

For the six-month period ended August 31, 2001, the Fund's total investment return was +5.93%, based on a change in per share net asset value from $9.26 to $9.52, and assuming reinvestment of $0.286 per share income dividends.


The Municipal Market Environment
In recent months, investors' attention has been largely focused on weak US economic growth, volatile US equity markets, and most importantly, the Federal Reserve Board's responses to these factors. For the six-month period ended August 31, 2001, US economic growth remained weak despite repeated actions by the Federal Reserve Board to bolster US economic activity and consumer confidence. US economic activity, as measured by gross domestic product (GDP), grew 1.3% during the first quarter of 2001, while the second quarter's GDP recently was estimated at 0.2%. The Federal Reserve Board, at each of its meetings this year, lowered short-term interest rates to foster greater economic growth. In the first eight months of 2001, the Federal Reserve Board lowered short-term interest rates from 6.50% to 3.50%. Lower short-term interest rates should boost economic growth by allowing businesses to finance daily operations and company expansions more easily. Lower interest rates can also reduce mortgage rates, making housing more affordable to consumers, lifting both housing and related home furnishing industries.

Despite considerable weekly and monthly volatility, taxable bond yields for the six months ended August 31, 2001 were little changed from their late February 2001 levels. Yields initially declined into March before rising into early May and declined once again for the remainder of the August period. Citing weakening employment, declines in business investment and profits and continued modest consumer spending, the Federal Reserve Board lowered short-term interest rates on a monthly basis through April 2001. Long-term taxable fixed-income interest rates responded to these actions by declining to recent historic lows. By late March, long-term US Treasury bond yields had declined to 5.26%.

Initially, US equity markets, especially the NASDAQ, rallied strongly expecting the Federal Reserve Board to take whatever action was necessary to restore both economic growth and corporate profitability. During late April and May 2001, many investors reallocated assets out of US Treasury securities back into equities. Corporate treasurers also issued significant amounts of taxable debt to take advantage of historically low interest rates. These higher-yielding issues helped reduce the demand for US Treasury obligations. Additionally, a strong Producer Price Index released in early May ignited smoldering inflationary fears among many investors. These investors believed that the 250 basis point decrease in short-term interest rates by the Federal Reserve Board through May would eventually rekindle a strong US economy with concomitant inflationary pressures. As a result of these factors, US Treasury bond prices declined sharply and yields rose to 5.90% by mid-May 2001.

However, in early June, a report was issued stating that US manufacturing remained weak. Additionally, large numbers of US companies began to release weaker-than-expected earnings reports that pushed equity prices lower. These factors combined to renew investor demand for US Treasury issues and bond prices began to rise. The fixed-income markets continued to improve in late June and throughout July as equities remained under considerable pressure. A sizeable decline in national employment reported in early July also served to emphasize the on-going decline in economic activity despite the Federal Reserve Board's easing of monetary policy in 2001. Weak foreign economies, particularly in Japan and Argentina, also bolstered investor demand for US Treasury obligations. The resultant positive market environment saw US Treasury yields decline at the end of August 2001 to 5.37%.

During the six months ended August 31, 2001, the tax-exempt bond market also reacted to both the Federal Reserve Board's monetary policy and equity market volatility. The equity market rally in April and early May, combined with the possibility that the Federal Reserve Board was close to the end of its current interest rate reduction cycle, initially pushed municipal bond yields higher. By late May, as measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields rose to 5.65%, an increase of approximately 15 basis points from end of February 2001 levels. However, during June and July 2001, both institutional and retail investor demand for tax-exempt securities significantly increased. For the remainder of the period, the municipal bond market was able to respond very positively to this increased demand and long-term tax-exempt municipal bond yields declined to approximately 5.25% by August 31, 2001, a 25 basis point decline from February 2001 levels.


Merrill Lynch High Income Municipal Bond Fund, Inc., August 31, 2001


The recent relative outperformance of the tax-exempt bond market has been particularly impressive given the dramatic increase in long-term municipal bond issuance during the six-month period ended
August 31, 2001. Historically, low municipal bond yields have continued to allow municipalities to refund outstanding, higher-couponed debt. Also, as yields began to rise in early April, tax-exempt issuers rushed to issue new financing, fearing higher yields in the coming months. During the past six months, almost $145 billion in long-term tax-exempt bonds was issued, an increase of more than 40% compared to the same six-month period a year earlier. During the three months ended August 31, 2001, tax-exempt bond issuance remained heavy with more than $75 billion in long-term municipal bonds underwritten, an increase of almost 40% compared to the same period a year ago.

Historically, early August has often been a period of weak investor demand for tax-exempt products. Seasonal tax pressures, particularly in April, often result in the liquidation of municipal securities to meet Federal and state tax payments. In recent months, there was no appreciable selling by retail accounts. However, it was recently noted that thus far in 2001, net new cash inflows into municipal bond mutual funds reached $7 billion. The same eight-month period a year ago saw net new cash outflows of more than $13 billion. This suggests that the positive technical structure of the municipal market remains intact. Also, the months of June and July have tended to be periods of strong retail demand in response to the large coupon income payments and proceeds from bond maturities and early redemptions these months generated. Analysts estimated that investors received more than $60 billion in such proceeds in June and July 2001. Given continued weak equity markets, much of these monies were reinvested in tax-exempt products, increasing an already strong demand. Additionally, short-term municipal interest rates moved lower in response to the easier Federal Reserve Board monetary policy. Seasonal tax pressures kept short-term interest rates artificially high, although not as high as in recent years. As these pressures abated, short-term municipal interest rates declined to approximately 2.5%. As interest rates declined, investors extended maturities to take advantage of the steep municipal bond yield curve. All of these factors contributed to a very positive technical environment for municipal bonds in recent months. It is likely that much of this positive environment may continue in the coming months.

Looking forward, the municipal market's direction is uncertain. Should the US economy materially weaken, the Federal Reserve Board may be forced to ease monetary conditions to a greater extent than financial markets currently expect. The prospect of two or three additional interest rate easings is likely to push fixed-income bond yields, including municipal bonds, lower. However, should the cumulative 300 basis point decline in short-term interest rates by the Federal Reserve Board by August 31, 2001, in addition to the economic stimulus expected to be generated by recent Federal tax reform, combine to restore consumer confidence and economic activity, tax-exempt bond yields are unlikely to decline further. Given the strong technical position of the municipal bond market, the tax-exempt market is likely to continue to outperform its taxable counterpart in the near future.


Portfolio Strategy
The six-month period ended August 31, 2001 was characterized by a continuation in the recovery of the tax-exempt high-yield market as investor demand for the relative stability of fixed-income investments accelerated in response to deteriorating conditions in the equity markets. Furthermore, as yields available on municipal bonds at the upper end of the credit spectrum sank to levels that historically proved unsustainable, investors were willing to assume greater credit risk in pursuit of higher potential returns. The resulting contraction in credit spreads proved beneficial for the Fund's shareholders as results for the 12-month period ended
August 31, 2001 reflected a sharp improvement over the same 12-month period a year ago.


Merrill Lynch High Income Municipal Bond Fund, Inc., August 31, 2001


Our strategy remained largely unchanged as we sought to maintain a fully invested position in order to enhance the Fund's income. Turnover continues to be muted as transaction activity has been driven primarily by the Fund's quarterly tender offers. Nevertheless, opportunities began to emerge recently as the recovery in bond prices has been decidedly uneven. By selectively exchanging certain bond positions for other bonds, we were able to reallocate small portions of the portfolio in an effort to generate both additional income and price appreciation. Typically, the sale of existing holdings reflects the belief that the individual security fulfilled its expected potential in terms of either credit improvement or relative valuation. In this manner, new investments offer the possibility of enhancing total return within the context of the Fund's stated goal of investing primarily in a portfolio of medium-grade to lower-grade or unrated municipal obligations.


In Conclusion
On July 11, 2001, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby MuniAssets Fund, Inc., would acquire substantially all of the assets and liabilities of the Fund in exchange for newly issued shares of MuniAssets Fund, Inc. Both Funds are registered, non-diversified, closed-end management investment companies and have similar investment objectives. MuniAssets Fund, Inc. is managed by Fund Asset Management, L.P., which is an affiliate of Merrill Lynch Investment Managers, L.P.

We appreciate your interest in Merrill Lynch High Income Municipal
Bond Fund, Inc.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Theodore R. Jaeckel Jr.)
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager


September 28, 2001


The transfer agency fee schedule has been amended for Merrill Lynch High Income Municipal Bond Fund, Inc. The revised fee payable to
Financial Data Services, Inc., the transfer agent for the Fund, is now $19 per shareholder account.


A Special Message to Shareholders

Merrill Lynch Investment Managers, L.P. ("MLIM") and its employees join the nation in mourning the victims and supporting the families of those so deeply affected by the tragic events that occurred on September 11. As the United States recovers from this devastating act of terrorism, we would like to assure our shareholders that client assets are safe and MLIM stands strong, capable and ready to serve our shareholders. Our company continues to be financially sound with a strong and liquid balance sheet. Our systems have remained fully operable, and our portfolio managers and their investment teams are on the job managing your Fund's investments. While we cannot predict financial market activity in the weeks and months ahead, we ask you to remain confident that your Fund is managed by highly qualified investment professionals who have experience managing portfolios in a variety of market conditions.

Although uncertainty has been injected into the financial markets, history has shown the resilience of our financial system in times of crisis. We should not underestimate the resolve of our business leaders, our government, and most of all, the spirit of our people to prevail and go forward with renewed strength.


Merrill Lynch High Income Municipal Bond Fund, Inc., August 31, 2001


ABOUT INVERSE FLOATERS

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, interest rates on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
John M. Loffredo, Vice President
Donald C. Burke, Vice President and Treasurer
Jodi M. Pinedo, Secretary


Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Merrill Lynch High Income Municipal Bond Fund, Inc., August 31, 2001


SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
                  S&P    Moody's   Face
State           Ratings  Ratings  Amount                          Issue                                          Value
Alabama--1.0%     B       NR*    $ 1,000   Brewton, Alabama, IDB, PCR, Refunding (Container Corporation
                                           of America--Jefferson Smurfit Corp. Project), 8% due 4/01/2009       $  1,028
                  CCC     NR*      5,285   Mobile, Alabama, IDB, Solid Waste Disposal Revenue Refunding
                                           Bonds (Mobile Energy Services Co. Project), 6.95% due
                                           1/01/2020 (e)                                                             317

Arizona--7.7%     B+      Ba3      3,000   Coconino County, Arizona, Pollution Control Corporation,
                                           Revenue Refunding Bonds (Tucson Electric Power-Navajo),
                                           AMT, Series A, 7.125% due 10/01/2032                                    3,105
                  NR*     NR*      1,280   Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds
                                           (Sun King Apartments Project), Sub-Series C, 9.50% due
                                           11/01/2031                                                              1,320
                  NR*     B3       4,600   Phoenix, Arizona, IDA, Airport Facility Revenue Refunding
                                           Bonds (America West Airlines Inc. Project), AMT, 6.30% due
                                           4/01/2023                                                               3,843
                  NR*     NR*      1,235   Pima County, Arizona, IDA, Industrial Revenue Bonds
                                           (La Hacienda Project), 9.50% due 12/01/2016                             1,282
                  B+      Ba3        400   Pima County, Arizona, IDA, Industrial Revenue Refunding Bonds
                                           (Tucson Electric Power Company Project), Series C, 6% due
                                           9/01/2029                                                                 384

Colorado--7.4%    A       A2       2,000   Denver, Colorado, City and County Airport Revenue Bonds, AMT,
                                           Series D, 7.75% due 11/15/2013                                          2,513
                  NR*     NR*      3,000   Denver, Colorado, Urban Renewal Authority, Tax Increment and
                                           Allocation Bonds, AMT, 7.75% due 9/01/2017                              3,257
                  NR*     NR*      1,160   Lincoln Park, Colorado, Metropolitan District, GO, Refunding,
                                           7.75% due 12/01/2026                                                    1,184
                  BB+     Ba1        420   Northwest Parkway, Colorado, Public Highway Authority Revenue
                                           Bonds, First Tier, Sub-Series D, 7.125% due 6/15/2041                     432
                                           San Miguel County, Colorado (Mountain Village Metropolitan
                                           District), GO, Refunding:
                  NR*     NR*      1,350     8.10% due 12/01/2002 (f)                                              1,453
                  NR*     NR*        650     8.10% due 12/01/2011                                                    682

Connecticut--     NR*     NR*      1,900   Connecticut State Development Authority, IDR (AFCO Cargo
3.1%                                       BDL-LLC Project), AMT, 8% due 4/01/2030                                 1,975
                  A1+     VMIG1++    300   Connecticut State Health and Educational Facilities Authority
                                           Revenue Bonds (Yale University), VRDN, Series U-2, 1.70% due
                                           7/01/2033 (a)                                                             300
                  NR*     B1       1,700   New Haven, Connecticut, Facility Revenue Bonds (Hill Health
                                           Corporation Project), 9.25% due 5/01/2017                               1,750


PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch High Income Municipal Bond
Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT        Alternative Minimum Tax (subject to)
EDA        Economic Development Authority
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDB        Industrial Development Board
IDR        Industrial Development Revenue Bonds
INFLOS     Inverse Floating Rate Municipal Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
S/F        Single-Family
VRDN       Variable Rate Demand Notes


Merrill Lynch High Income Municipal Bond Fund, Inc., August 31, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                  S&P    Moody's   Face
State           Ratings  Ratings  Amount                          Issue                                          Value
Florida--5.5%     NR*     NR*     $  895   Arbor Greene Community Development District, Florida,
                                           Special Assessment Revenue Bonds, 7.60% due 5/01/2018                $    959
                  NR*     NR*        945   Grand Haven Community Development District, Florida,
                                           Special Assessment Bonds, Series B, 6.90% due 5/01/2019                   968
                  A-      Baa1     1,250   Highlands County, Florida, Health Facilities Authority
                                           Revenue Bonds (Adventist Health System/Sunbelt Obligated
                                           Group), Series A, 6% due 11/15/2031                                     1,304
                  NR*     NR*      3,400   Parkway Center, Florida, Community Development District
                                           Special Assessment Refunding Bonds, Series B, 8% due 5/01/2010          3,498
                  A1+     VMIG1++    400   Saint Lucie County, Florida, PCR, Refunding (Florida Power
                                           and Light Company Project), VRDN, 2.55% due 9/01/2028 (a)                 400

Georgia--1.5%     NR*     NR*      1,860   Atlanta, Georgia, Urban Residential Finance Authority, M/F
                                           Mortgage Revenue Bonds (Northside Plaza Apartments
                                           Project), AMT, 9.75% due 11/01/2020                                     1,897

Illinois--8.1%    BBB-    Baa3     4,000   Chicago, Illinois, O'Hare International Airport, Special
                                           Facility Revenue Refunding Bonds (American Airlines Inc.
                                           Project), 8.20% due 12/01/2024                                          4,460
                  NR*     NR*      3,195   Illinois Development Finance Authority, Primary Health Care
                                           Centers Facilities, Acquisition Program Revenue Bonds, 7.75%
                                           due 12/01/2016                                                          3,459
                  NR*     NR*      2,000   Illinois Educational Facilities Authority, Revenue Refunding
                                           Bonds (Chicago Osteopathic Health System), 7.25% due
                                           11/15/2019 (f)                                                          2,541

Indiana--1.5%     NR*     NR*      2,000   Indianapolis, Indiana, M/F Revenue Bonds (Lake Nora Fox Club
                                           Project), Series B, 7.50% due 10/01/2029                                1,992

Iowa--1.4%        NR*     NR*      1,500   Iowa Finance Authority, Health Care Facilities Revenue
                                           Refunding Bonds (Care Initiatives Project), 9.25% due 7/01/2025         1,799

Kentucky--4.3%    NR*     NR*      1,850   Kenton County, Kentucky, Airport Board, Special Facilities
                                           Revenue Bonds (Mesaba Aviation Inc. Project), AMT,
                                           Series A, 6.70% due 7/01/2029                                           1,811
                  AAA     Aaa      3,600   Louisville, Kentucky, Hospital Revenue Refunding Bonds,
                                           INFLOS, 10.525% due 10/01/2014 (d)(g)                                   3,789

Louisiana--2.4%   BB-     NR*      3,000   Port New Orleans, Louisiana, IDR, Refunding (Continental
                                           Grain Company Project), 7.50% due 7/01/2013                             3,092

Maryland--1.6%    NR*     NR*      2,000   Maryland State Energy Financing Administration, Limited
                                           Obligation Revenue Bonds (Cogeneration-AES Warrior Run),
                                           AMT, 7.40% due 9/01/2019                                                2,102

Massachusetts--   NR*     NR*      1,365   Massachusetts State Health and Educational Facilities
1.8%                                       Authority Revenue Bonds (New England Memorial Hospital
                                           Project), Series C, 7% due 4/01/2014 (e)                                  191
                  NR*     Ca       2,548   Massachusetts State Health and Educational Facilities
                                           Authority, Revenue Refunding Bonds (New England Memorial
                                           Hospital), Series B, 6.125% due 7/01/2013 (e)                             357
                  NR*     AAA      1,580   Massachusetts State Industrial Finance Agency, Revenue
                                           Refunding Bonds (Bay Cove Human Services Inc.), 8.375% due
                                           4/01/2004 (f)                                                           1,779

Missouri--0.8%    NR*     NR*      1,000   Fenton, Missouri, Tax Increment Revenue Refunding and
                                           Improvement Bonds (Gravois Bluffs), 6.75% due 10/01/2015                1,052

Nevada--1.7%      BBB     Baa2     2,500   Henderson, Nevada, Health Care Facility Revenue Bonds
                                           (Catholic Healthcare West--Saint Rose Dominican Hospital),
                                           5.375% due 7/01/2026                                                    2,172


Merrill Lynch High Income Municipal Bond Fund, Inc., August 31, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                  S&P    Moody's   Face
State           Ratings  Ratings  Amount                          Issue                                          Value
New Jersey--                               Camden County, New Jersey, Improvement Authority, Lease
18.4%                                      Revenue Bonds (Holt Hauling & Warehousing), AMT, Series A:
                  NR*     NR*    $ 4,600     9.625% due 1/01/2011                                               $  4,312
                  NR*     NR*      2,000     9.875% due 1/01/2021                                                  1,874
                  CCC     B2       3,525   Camden County, New Jersey, Pollution Control Financing
                                           Authority, Solid Waste Resource Recovery Revenue Bonds,
                                           Series D, 7.25% due 12/01/2010                                          3,517
                  CCC     B2       6,000   Camden County, New Jersey, Pollution Control Financing
                                           Authority, Solid Waste Resource Recovery Revenue Refunding
                                           Bonds, AMT, Series A, 7.50% due 12/01/2010                              5,866
                  NR*     NR*      1,500   New Jersey EDA, Economic Development Revenue Bonds
                                           (Glimcher Properties LP Project), AMT, 6% due 11/01/2028                1,468
                  NR*     Ba2      1,500   New Jersey EDA, IDR, Refunding (Newark Airport Marriott
                                           Hotel), 7% due 10/01/2014                                               1,539
                  NR*     NR*      3,000   New Jersey EDA, Retirement Community Revenue Bonds
                                           (Seabrook Village Inc.), Series A, 8.125% due 11/15/2023                3,123
                  BBB-    Baa3     2,000   New Jersey Health Care Facilities Financing Authority,
                                           Revenue Refunding Bonds (Trinitas Hospital Obligation Group),
                                           7.375% due 7/01/2015                                                    2,174

New Mexico--      B+      Ba3      1,000   Farmington, New Mexico, PCR, Refunding (Tucson Electric
0.8%                                       Power Co.--San Juan Project), Series A, 6.95% due 10/01/2020            1,031

New York--        BB      Ba1      3,270   Utica, New York, GO, Public Improvement, 8.50% due
3.2%                                       8/15/2006 (f)                                                           4,102

North             NR*     NR*      1,200   North Carolina Medical Care Commission, Health Care
Carolina--                                 Facilities, First Mortgage Revenue Refunding Bonds
1.0%                                       (Presbyterian Homes Project), 7% due 10/01/2031                         1,258

Ohio--0.5%        AAA     Aaa        650   Ohio HFA, S/F Mortgage Revenue Bonds, RIB, AMT, Series A,
                                           10.906% due 3/24/2031 (c)(g)                                              676

Oregon--2.0%      NR*     NR*      1,000   Western Generation Agency, Oregon, Cogeneration Project
                                           Revenue Bonds (Wauna Cogeneration Project), AMT, Series B,
                                           7.40% due 1/01/2016                                                     1,032
                  B       NR*      1,455   Yamhill County, Oregon, PCR, Refunding (Smurfit Newsprint
                                           Corporation Project), 8% due 12/01/2003                                 1,498

Pennsylvania--    NR*     Ba2      1,000   Lehigh County, Pennsylvania, General Purpose Authority,
6.9%                                       Revenue Refunding Bonds (Kidspeace Obligation Group),
                                           6% due 11/01/2023                                                         876
                  NR*     NR*      5,000   Philadelphia, Pennsylvania, Authority for IDR, Commercial
                                           Development, AMT, 7.75% due 12/01/2017                                  5,284
                  NR*     NR*      3,125   Philadelphia, Pennsylvania, Authority for Industrial
                                           Development, Health Care Facility Revenue Refunding Bonds
                                           (Paul's Run), Series A, 5.875% due 5/15/2028                            2,719

South             BBB     NR*      2,000   South Carolina Jobs, EDA, Economic Development Revenue
Carolina--                                 Bonds (Westminster Presbyterian Center), 7.75%
1.7%                                       due 11/15/2030                                                          2,227

Texas--0.4%       A1+     NR*        100   Harris County, Texas, Health Facilities Development
                                           Corporation, Hospital Revenue Refunding Bonds
                                           (Methodist Hospital), VRDN, 2.50% due 12/01/2026 (a)                      100
                  A1+     VMIG1++    400   Sabine River Authority, Texas, PCR, Refunding (Texas
                                           Utilities Electric Company Project), VRDN, Series A,
                                           2.50% due 3/01/2026 (a)(b)                                                400


Merrill Lynch High Income Municipal Bond Fund, Inc., August 31, 2001


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
                  S&P    Moody's   Face
State           Ratings  Ratings  Amount                        Issue                                            Value
Utah--0.0%        NR*     NR*    $ 3,200   Tooele County, Utah, PCR, Refunding (Laidlaw Environmental),
                                           AMT, Series A, 7.55% due 7/01/2027 (e)                               $     42

Vermont--1.2%     NR*     NR*      1,395   Vermont Educational and Health Buildings Financing Agency,
                                           Revenue Refunding Bonds (College of Saint Joseph Project),
                                           8.50% due 11/01/2024                                                    1,531

Virginia--9.3%    NR*     NR*      4,560   Peninsula Ports Authority, Virginia, Revenue Refunding
                                           Bonds (Port Facility--Zeigler Coal), 6.90% due 5/02/2022 (e)            2,918
                  NR*     NR*      2,000   Pittsylvania County, Virginia, IDA, Revenue Refunding
                                           Bonds, Exempt-Facility, AMT, Series A, 7.50% due 1/01/2014              1,998
                                           Pocahontas Parkway Association, Virginia, Toll Road
                                           Revenue Bonds:
                  NR*     Ba1      5,500     1st Tier, Sub-Series C, 6.25%** due 8/15/2027                           747
                  NR*     Ba1      9,000     1st Tier, Sub-Series C, 6.25%** due 8/15/2035                           661
                  BBB-    Baa3    48,400     Senior Series B, 5.95%** due 8/15/2031                                5,749

Wisconsin--0.8%   NR*     NR*      1,000   Wisconsin State Health and Educational Facilities
                                           Authority Revenue Bonds (Oakwood Village Project),
                                           Series A, 7.625% due 8/15/2030                                          1,026

Total Investments (Cost--$134,679)--96.0%                                                                        124,195
Other Assets Less Liabilities--4.0%                                                                                5,111
                                                                                                                --------
Net Assets--100.0%                                                                                              $129,306
                                                                                                                ========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 2001.
(b)AMBAC Insured.
(c)GNMA Collateralized.
(d)MBIA Insured.
(e)Non-income producing security.
(f)Prerefunded.
(g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 2001.
*Not Rated.
**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
++Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte &
Touche LLP.

See Notes to Financial Statements.


QUALITY PROFILE

The quality ratings of securities in the Fund as of August 31, 2001 were as follows:

                                Percent of
S&P Rating/Moody's Rating       Net Assets

AAA/Aaa                             4.8%
A/A                                 2.9
BBB/Baa                            13.0
BB/Ba                              12.1
B/B                                13.8
CCC/Caa                             0.2
CC/Ca                               0.3
NR (Not Rated)                     48.0
Other++                             0.9

++Temporary investments in short-term municipal securities.


Merrill Lynch High Income Municipal Bond Fund, Inc., August 31, 2001


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 2001
Assets:            Investments, at value (identified cost--$134,679,355)                                    $124,195,227
                   Cash                                                                                          311,864
                   Receivables:
                     Securities sold                                                       $  2,652,885
                     Interest                                                                 2,392,671
                     Capital shares sold                                                        209,500        5,255,056
                                                                                           ------------
                   Prepaid registration fees and other assets                                                     34,183
                                                                                                            ------------
                   Total assets                                                                              129,796,330
                                                                                                            ------------

Liabilities:       Payables:
                     Dividends to shareholders                                                  210,167
                     Investment adviser                                                          99,566
                     Administration                                                              26,202          335,935
                                                                                           ------------
                   Accrued expenses and other liabilities                                                        154,097
                                                                                                            ------------
                   Total liabilities                                                                             490,032
                                                                                                            ------------

Net Assets:        Net assets                                                                               $129,306,298
                                                                                                            ============

Net Assets         Common stock, $.10 par value, 200,000,000 shares authorized                              $  1,358,826
Consist of:        Paid-in capital in excess of par                                                          147,555,591
                   Accumulated realized capital loss on investments--net                                     (5,973,129)
                   Accumulated distributions in excess of realized capital gains--net                        (3,150,862)
                   Unrealized depreciation on investments--net                                              (10,484,128)
                                                                                                            ------------
                   Net assets--Equivalent to $9.52 per share based on 13,588,257 shares
                   of capital outstanding                                                                   $129,306,298
                                                                                                            ============

See Notes to Financial Statements.


Merrill Lynch High Income Municipal Bond Fund, Inc., August 31, 2001


FINANCIAL INFORMATION (continued)
Statement of Operations
                                                                                                      For the Year Ended
                                                                                                         August 31, 2001
Investment         Interest and amortization of premium and discount earned                                 $ 10,255,682
Income:

Expenses:          Investment advisory fees                                                $  1,311,875
                   Administrative fees                                                          345,230
                   Professional fees                                                            132,049
                   Advertising                                                                   94,009
                   Transfer agent fees                                                           86,877
                   Printing and shareholder reports                                              79,022
                   Accounting services                                                           73,056
                   Registration fees                                                             46,518
                   Directors' fees and expenses                                                  35,810
                   Custodian fees                                                                12,810
                   Pricing services                                                              12,094
                   Other                                                                         13,446
                                                                                           ------------
                   Total expenses                                                                              2,242,796
                                                                                                            ------------
                   Investment income--net                                                                      8,012,886
                                                                                                            ------------

Realized &         Realized loss on investments--net                                                         (1,366,005)
Unrealized         Change in unrealized depreciation on investments--net                                       1,870,376
Gain (Loss) on                                                                                              ------------
Investments--Net:  Net Increase in Net Assets Resulting from Operations                                     $  8,517,257
                                                                                                            ============

See Notes to Financial Statements.


Statements of Changes in Net Assets
                                                                                                For the Year Ended
                                                                                                    August 31,
Increase (Decrease) in Net Assets:                                                           2001                 2000
Operations:        Investment income--net                                                  $  8,012,886     $  9,966,828
                   Realized losson investments--net                                         (1,366,005)      (4,607,124)
                   Change in unrealized depreciation on investments--net                      1,870,376     (10,597,603)
                                                                                           ------------     ------------
                   Net increase (decrease) in net assets resulting from operations            8,517,257      (5,237,899)
                                                                                           ------------     ------------

Dividends to       Investment income--net                                                   (8,012,886)      (9,966,828)
Shareholders:                                                                              ------------     ------------
                   Net decrease in net assets resulting from dividends to shareholders      (8,012,886)      (9,966,828)
                                                                                           ------------     ------------

Capital Share      Net decrease in net assets derived from capital shares transactions     (20,591,851)     (36,975,237)
Transactions:                                                                              ------------     ------------

Net Assets:        Total decrease in net assets                                            (20,087,480)     (52,179,964)
                   Beginning of year                                                        149,393,778      201,573,742
                                                                                           ------------     ------------
                   End of year                                                             $129,306,298     $149,393,778
                                                                                           ============     ============

See Notes to Financial Statements.


Merrill Lynch High Income Municipal Bond Fund, Inc., August 31, 2001


FINANCIALINFORMATION (concluded)

Financial Highlights
The following per share data and ratios
have been derived from information provided
in the financial statements.
                                                                                For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                            2001       2000       1999          1998       1997
Per Share           Net asset value, beginning of year           $   9.45   $  10.24   $  11.46     $  11.34    $  10.94
Operating                                                        --------   --------   --------     --------    --------
Performance:        Investment income--net                            .55        .55        .55          .61         .65
                    Realized and unrealized gain (loss)
                    on investments--net                               .07      (.79)      (.89)          .32         .44
                                                                 --------   --------   --------     --------    --------
                    Total from investment operations                  .62      (.24)      (.34)          .93        1.09
                                                                 --------   --------   --------     --------    --------
                    Less dividends and distributions:
                      Investment income--net                        (.55)      (.55)      (.55)        (.61)       (.65)
                      Realized gain on investments--net                --         --      (.18)        (.20)       (.04)
                      In excess of realized gain on
                      investments--net                                 --         --      (.15)           --          --
                                                                 --------   --------   --------     --------    --------
                    Total dividends and distributions               (.55)      (.55)      (.88)        (.81)       (.69)
                                                                 --------   --------   --------     --------    --------
                    Net asset value, end of year                 $   9.52   $   9.45   $  10.24     $  11.46    $  11.34
                                                                 ========   ========   ========     ========    ========

Total Investment    Based on net asset value per share              6.79%    (2.29%)    (3.16%)        8.43%      10.20%
Return:*                                                         ========   ========   ========     ========    ========

Ratios to Average   Expenses                                        1.62%      1.46%      1.46%        1.48%       1.44%
Net Assets:                                                      ========   ========   ========     ========    ========
                    Investment income--net                          5.80%      5.68%      5.07%        5.37%       5.83%
                                                                 ========   ========   ========     ========    ========

Supplemental        Net assets, end of year (in thousands)       $129,306   $149,394   $201,574     $233,713    $211,620
Data:                                                            ========   ========   ========     ========    ========
                    Portfolio turnover                             10.91%     13.42%     39.53%       36.45%      43.07%
                                                                 ========   ========   ========     ========    ========

*Total investment returns exclude the effect of the early withdrawal charge, if any. The Fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. Therefore, no separate market exists.

See Notes to Financial Statements.


Merrill Lynch High Income Municipal Bond Fund, Inc., August 31, 2001


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch High Income Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a continuously offered, non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). Written and purchased options are non-income producing investments.


Merrill Lynch High Income Municipal Bond Fund, Inc., August 31, 2001


(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective September 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $503,332 decrease to the cost of securities and a corresponding $503,332 decrease to net unrealized depreciation, based on debt securities held as of August 31, 2001.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for future transactions and post-October losses.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .95% of the Fund's average daily net assets.

The Fund also has entered into an Administrative Services Agreement with MLIM whereby the Fund pays a monthly fee at an annual rate of
 .25% of the Fund's average daily net assets, in return for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

For the year ended August 31, 2001, FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidary of Merrill Lynch Group, Inc., earned early withdrawal charges of $38,773 relating to the tender of the Fund's shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM for such services. For the year ended August 31, 2001, the Fund reimbursed MLIM an aggregate of $37,277 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2001 were $14,462,194 and $39,174,631, respectively.


Merrill Lynch High Income Municipal Bond Fund, Inc., August 31, 2001


NOTES TO FINANCIAL STATEMENTS (concluded)

Net realized losses for the year ended August 31, 2001 and net unrealized losses as of August 31, 2001 were as follows:

                                   Realized          Unrealized
                                    Losses             Losses

Long-term investments            $(1,366,005)     $(10,484,128)
                                  -----------      ------------
Total                            $(1,366,005)     $(10,484,128)
                                  ===========      ============


As of August 31, 2001, net unrealized depreciation for Federal income tax purposes aggregated $10,485,579, of which $6,382,479 related to appreciated securities and $16,868,058 related to depreciated securities. The aggregate cost of investments at August 31, 2001 for Federal income tax purposes was $134,680,806.


4. Capital Shares Transactions:
Transactions in capital shares were as follows:

For the Year Ended                                     Dollar
August 31, 2001                     Shares             Amount

Shares sold                           733,563      $  6,868,369
Shares issued to shareholders
in reinvestment of dividends          333,287         3,113,645
                                  -----------      ------------
Total issued                        1,066,850         9,982,014
Shares tendered                   (3,282,882)      (30,573,865)
                                  -----------      ------------
Net decrease                      (2,216,032)     $(20,591,851)
                                  ===========      ============


For the Year Ended                                     Dollar
August 31, 2000                     Shares             Amount

Shares sold                           420,954      $  4,098,154
Shares issued to shareholders
in reinvestment of dividends          410,736         3,963,637
                                  -----------      ------------
Total issued                          831,690         8,061,791
Shares tendered                   (4,709,915)      (45,037,028)
                                  -----------      ------------
Net decrease                      (3,878,225)     $(36,975,237)
                                  ===========      ============


5. Capital Loss Carryforward:
At August 31, 2001, the Fund had a net capital loss carryforward of approximately $6,876,000, of which $2,052,000 expires in 2008 and $4,824,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


6. Reorganization Plan:
On July 11, 2001 the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby MuniAssets Fund, Inc. would acquire substantially all of the assets and liabilities of the Fund in exchange for newly issued shares of MuniAssets Fund, Inc. Both Funds are registered, non-diversified, closed-end management investment companies and have similar investment objectives. MuniAssets Fund, Inc. is managed by Fund Asset Management, L.P., which is an affiliate of MLIM.


Merrill Lynch High Income Municipal Bond Fund, Inc., August 31, 2001


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, Merrill Lynch High Income Municipal Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch High Income Municipal Bond Fund, Inc. as of August 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch High Income Municipal Bond Fund, Inc. as of August 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
October 9, 2001


IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by Merrill Lynch High Income Municipal Bond Fund, Inc. during its taxable year ended August 31, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.